Exhibit 99.1

FOR IMMEDIATE RELEASE:

November 17, 2023

NiSource Inc. Announces Results of Final Remarketing of its Series C

Mandatory Convertible Preferred Stock Relating to its 2021 Equity Units

Offering

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) (“NiSource”) announced today the unsuccessful final remarketing of its Series C Mandatory Convertible Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share (the “Mandatory Convertible Preferred Stock”), originally issued on April 19, 2021 as part of NiSource’s equity units (“2021 Equity Units”).

As of December 1, 2023, holders of shares of Mandatory Convertible Preferred Stock that are components of the 2021 Equity Units will be deemed to have automatically delivered their Mandatory Convertible Preferred Stock to NiSource to satisfy in full their obligations to purchase NiSource common stock under the purchase contract component of their 2021 Equity Units.

Goldman Sachs & Co. LLC, J.P. Morgan and Wells Fargo Securities acted as the remarketing agents and BofA Securities, PNC Capital Markets LLC and Scotiabank acted as co-remarketing agents for this final remarketing.

The final remarketing was made pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission. Any offers to remarket the Mandatory Convertible Preferred Stock were made exclusively by means of a prospectus supplement and accompanying prospectus. For additional information regarding the final remarketing and the securities referenced herein, please contact: Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, eq-derivs-notifications@ny.email.gs.com, Prospectus Department, 200 West Street, New York, NY 10282, by telephone: 1-866-471-2526, by facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attention: Equity Syndicate Desk, by telephone: 1-212 622 2614 or by facsimile: 1-212-622-8358 or Wells Fargo Securities, LLC, 500 West 33rd Street, New York, NY 10001, Attention: Equity Syndicate Department, by telephone: 1-800-326-5897, by facsimile: 1-212-214-5918 or by emailing cmclientsupport@wellsfargo.com.

About NiSource

References in this press release to “NiSource” refer to NiSource Inc. and “we,” “us” or “our” refer collectively to NiSource and its subsidiaries.

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.2 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 7,500 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource is a member of the Dow Jones Sustainability Index—North America. NI-F

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FOR ADDITIONAL INFORMATION

Media	Investors
Lynne Evosevich	Christopher Turnure
Corporate Media Relations	Director, Investor Relations
(724) 288-1611	(614) 404-9426
levosevich@nisource.com	cturnure@nisource.com

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this press release include, but are not limited to, statements concerning our ability to perform our obligations under the purchase contract component of the 2021 Equity Units, our plans, strategies and objectives, and any and all underlying assumptions and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, but are not limited to, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in, or failures of, technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and matters set forth in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, some of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

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